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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 1999


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              ----------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1997-B
                  ------------------------------------------
                      (Issuer with respect to Certificates)


    Delaware                        333-7575                    13-2633612
------------------          ------------------------        -------------------
(State or other             (Commission File Number)        (IRS Employer
 jurisdiction                                               Identification No.)
of incorporation)


              802 Delaware Avenue, Wilmington, Delaware          19801
              -----------------------------------------       ------------
              (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033



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Item 5.  Other Events:


         On 6/15/99, Chase Manhattan Auto Owner Trust 1997-B (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of June 1, 1997, (the "Sale and Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

         A copy of the Certificateholder Report for such Distribution Dates delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as Exhibit 20.1 to this Current Report on Form 8-K.



Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                    20.1 Monthly Certificateholder's statement with respect to the June 15, 1999 distribution.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 30, 1999


                                            By: THE CHASE MANHATTAN BANK,
                                                USA, NATIONAL ASSOCIATION
                                                as Servicer


                                                By:  /s/ Patricia Garvey
                                                ---------------------------
                                                Name:  Patricia Garvey
                                                Title: Vice President

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                                    INDEX TO EXHIBITS
                                    -----------------

Exhibit No.                         Description
-----------                         -----------
20.1                                Certificateholder Reports dated 6/15/1999
                                    delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of June 1, 1997.